Exhibit 10.3

ADDENDUM 1 TO

EQUIPMENT LEASE SCHEDULE NO. 4 (“Schedule 4”)

TO MASTER EQUIPMENT LEASE NO. 2017-223 (“Master Lease”)

DATED AS OF 3/31/2017

BETWEEN NFS Leasing, Inc. (“Lessor”)

AND GlyEco, Inc. and GlyEco West Virginia, Inc. (Each an “Individual Lessee” and collectively the “Lessee”)

This Addendum is made part of and modifies the Master Lease as it pertains ONLY to Schedule 4. Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Master Lease and Schedule 4, as applicable. To the extent of any conflict between this Addendum and the terms and conditions of the Master Lease and/or Schedule 4, this Addendum shall prevail.

Lessor and Lessee agree to the following additional terms:

1.	Within seven (7) days of Lessee’s receipt of funds from Lessor pursuant to Schedule 4, Lessee shall provide Lessor with proof of payment (“Proof of Payment”) evidencing payments made to various accounts payables in accordance with Paragraph 4 and Exhibit A of the Affidavit of Richard Steven Geib executed on or about the date hereof for all accounts in excess of $5,000.00.

2.	Failure of Lessee to provide Lessor with any Proof of Payment shall constitute an Event of Default under Section 9 of the Master Lease for which Lessee shall have two (2) days to cure upon written notice from Lessor.

Except as amended hereby, the Master Lease and is restated and shall remain in full force and effect.

LESSOR: NFS Leasing, Inc. By:_____________________________________ Name: Mark Blaisdell Title: Chief Financial Officer / Chief Credit Officer Date:____________________________________

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.

Individual Lessee: GlyEco, Inc.

By:______________________________________

Name:____________________________________

Title:_____________________________________

Date:_____________________________________

Individual Lessee: GlyEco West Virginia, Inc.

By:______________________________________

Name:____________________________________

Title:_____________________________________

Date:_____________________________________